Exhibit 10.3

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

among

WALTER ENERGY, INC.

THE OTHER GRANTORS PARTY HERETO,

MORGAN STANLEY SENIOR FUNDING, INC.,
as Credit Agreement Collateral Agent and Authorized Representative

for the Credit Agreement Secured Parties,

UNION BANK, N.A.,
as Initial Additional Collateral Agent and Initial Additional Authorized Representative

for the Initial Additional First-Lien Secured Parties.

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Second-Lien Notes Collateral Agent and Second-Lien Notes Authorized Representative

for the Second-Lien Notes Secured Parties

and

each additional Collateral Agent and Authorized Representative from time to time party hereto dated as of March 27, 2014

AMENDED AND RESTATED INTERCREDITOR AGREEMENT, dated as of March 27, 2014 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, this “Agreement”), among Walter Energy, Inc., a Delaware corporation (the “Company”), the other Grantors (as defined below) from time to time party hereto, Morgan Stanley Senior Funding, Inc. (“MSSF”), as collateral agent for the Credit Agreement Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Credit Agreement Collateral Agent”) and as Authorized Representative for the Credit Agreement Secured Parties, Union Bank, N.A. (“Union Bank”), as collateral agent for the Initial Additional First-Lien Secured Parties (as defined below) (solely in such capacity and together with its successors in such capacity, the “Initial Additional Collateral Agent”) and as Authorized Representative (as defined below) for the Initial Additional First-Lien Secured Parties (in such capacity and together with its successors in such capacity, the “Initial Additional Authorized Representative”), Wilmington Trust, National Association (“Wilmington Trust”), as collateral agent for the Second-Lien Notes Secured Parties (as defined below) (solely in such capacity and together with its successors in such capacity, the “Second-Lien Notes Collateral Agent”) and as Second-Lien Notes Authorized Representative for the Second-Lien Notes Secured Parties (in such capacity and together with its successors in such capacity, the “Second-Lien Notes Authorized Representative”) and each additional Collateral Agent and Authorized Representative from time to time party hereto for the other Additional First-Lien Secured Parties or the other Additional Second-Lien Secured Parties of the applicable Series (as each such term is defined below) with respect to which it is acting in such capacity.

WHEREAS, MSSF as Credit Agreement Collateral Agent (as defined in therein) and as Authorized Representative for the Credit Agreement Secured Parties (as each such term is defined therein), Union Bank, in its capacity as trustee under the Initial Additional First-Lien Indenture (as defined below), as Initial Additional Authorized Representative and as Initial Additional Collateral Agent (as each such term is defined therein) and the grantors party thereto entered into that certain first-lien intercreditor agreement, dated as of September 27, 2013 (the “Original Intercreditor Agreement”),

WHEREAS, pursuant to Section 9.01(4) of the Initial Additional First-Lien Indenture and Section 5.02(b) of the Original Intercreditor Agreement, the parties hereto wish to amend and restate the Original Intercreditor Agreement as set forth herein,

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Agreement Collateral Agent, the Initial Additional Collateral Agent, the Second-Lien Notes Collateral Agent, the Administrative Agent (as defined below) (for itself and on behalf of the Credit Agreement Secured Parties), the Initial Additional Authorized Representative (for itself and on behalf of the Initial Additional First-Lien Secured Parties), the Second-Lien Notes Authorized Representative (for itself and on behalf of the Second-Lien Notes Secured Parties) and each additional Authorized Representative and Collateral Agent (for itself and on behalf of the Additional First-Lien Secured Parties or the Additional Second-Lien Secured Parties of the applicable Series) agree as follows:

ARTICLE I

Definitions

SECTION 1.01  Certain Defined Terms.  Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement (as defined below) or, if defined in the New York UCC, the meanings specified therein.  As used in this Agreement, the following terms have the meanings specified below:

“Additional First-Lien Documents” means, with respect to any Series of Additional First-Lien Obligations, the notes, indentures, credit agreements, security documents and other operative agreements evidencing or governing such Indebtedness, including the Initial Additional First-Lien Documents and each other agreement entered into for the purpose of securing any Series of Additional First-Lien Obligations; provided that in each case, the Indebtedness thereunder (other than the Initial Additional First-Lien Obligations) has been designated as Additional First-Lien Obligations pursuant to Section 5.13.

“Additional First-Lien Obligations” means all amounts owing to any Additional First-Lien Secured Party (including the Initial Additional First-Lien Secured Parties) pursuant to the terms of any Additional First-Lien Document (including the Initial Additional First-Lien Documents), including, without limitation, all amounts in respect of any principal, premium, interest (including any interest accruing subsequent to the commencement of a Bankruptcy Case at the rate provided for in the respective Additional First-Lien Document, whether or not such interest is an allowed claim under any such proceeding or under applicable state, federal or foreign law), penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities, and guarantees, renewals and extensions of the foregoing amounts.

“Additional First-Lien Secured Party” means the holders of any Additional First-Lien Obligations and any Authorized Representative with respect thereto, and shall include the Initial Additional First-Lien Secured Parties.

“Additional Second-Lien Documents” means, with respect to any Series of Additional Second-Lien Obligations, the notes, indentures, credit agreements, security documents and other operative agreements evidencing or governing such Indebtedness, including each other agreement entered into for the purpose of securing any Series of Additional Second-Lien Obligations; provided that in each case, the Indebtedness thereunder has been designated as Additional Second-Lien Obligations pursuant to Section 5.14.

“Additional Second-Lien Obligations” means all amounts owing to any Additional Second-Lien Secured Party pursuant to the terms of any Additional Second-Lien Document, including, without limitation, all amounts in respect of any principal, premium, interest (including any interest accruing subsequent to the commencement of a Bankruptcy Case at the rate provided for in the respective Additional Second-Lien Document, whether or not such interest is an allowed claim under any such proceeding or under applicable state, federal or foreign law), penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities, and guarantees, renewals and extensions of the foregoing amounts.

“Additional Second-Lien Secured Party” means the holders of any Additional Second-Lien Obligations and any Authorized Representative with respect thereto.

“Administrative Agent” has the meaning assigned to such term in the definition of “Credit Agreement”.

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Applicable Authorized First-Lien Representative” means, with respect to any Shared Collateral, (i) until the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized First-Lien Representative Enforcement Date, the Administrative Agent, and (ii) from and after the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized First-Lien Representative Enforcement Date, the Major Non-Controlling First-Lien Authorized Representative.

“Applicable Authorized Representative” means, with respect to any Shared Collateral, (i) prior to the Discharge of First-Lien Obligations, the Applicable Authorized First-Lien Representative and (ii) after the Discharge of First-Lien Obligations, the Applicable Authorized Second-Lien Representative.

“Applicable Authorized Second-Lien Representative” means, with respect to any Shared Collateral, the Second-Lien Authorized Representative of the Series of Second-Lien Obligations that constitutes the largest outstanding principal amount of any then outstanding Series of Second-Lien Obligations with respect to any Shared Collateral.

“Authorized Representative” means, the First-Lien Authorized Representative or the Second-Lien Authorized Representative, as the context may require.

“Bankruptcy Case” has the meaning assigned to such term in Section 2.09(b).

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Law” means the Bankruptcy Code and all other insolvency, bankruptcy, receivership, liquidation, conservatorship, assignment for the benefit of creditors, moratorium, rearrangement, reorganization , or similar legal requirements of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Collateral” means all assets and properties subject to Liens created pursuant to any First-Lien Security Document to secure one or more Series of First-Lien Obligations.

“Collateral Agent” means, at any time, the First-Lien Collateral Agent or the Second-Lien Collateral Agent, as the context may require.

“Company” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Controlling First-Lien Secured Parties” means, with respect to any Shared Collateral, the Series of First-Lien Secured Parties whose First-Lien Authorized Representative is the Applicable Authorized First-Lien Representative for such Shared Collateral.

“Controlling Second-Lien Secured Parties” means, with respect to any Shared Collateral, the Series of Second-Lien Secured Parties whose Second-Lien Authorized Representative is the Applicable Authorized Second-Lien Representative for such Shared Collateral.

“Controlling Secured Parties” means, with respect to any Shared Collateral, (i) prior to the Discharge of First-Lien Obligations, the Controlling First-Lien Secured Parties and (ii) after the Discharge of First-Lien Obligations, the Controlling Second-Lien Secured Parties.

“Credit Agreement” means that certain Credit Agreement, dated as of April 1, 2011, among the Company, Western Coal ULC, Walter Energy Canada Holdings, Inc., the lenders from time to time party thereto, and MSSF, as administrative agent (in such capacity and together with its successors in such capacity, the “Administrative Agent”), as amended, restated, amended and restated, supplemented, modified, replaced and/or Refinanced from time to time in accordance with the terms hereof and thereof.

“Credit Agreement Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Credit Agreement Obligations” means all “Obligations” as defined in the Guaranty and Collateral Agreement.

“Credit Agreement Secured Parties” means the “Secured Creditors” as defined in the Guaranty and Collateral Agreement.

“DIP Financing” has the meaning assigned to such term in Section 2.09(b).

“DIP Financing Liens” has the meaning assigned to such term in Section 2.09(b).

“DIP Lenders” has the meaning assigned to such term in Section 2.09(b).

“Discharge” means, with respect to any Shared Collateral and any Series of First-Lien Obligations, the date on which such Series of First-Lien Obligations is no longer secured by such Shared Collateral.  The term “Discharged” shall have a corresponding meaning.

“Discharge of Credit Agreement Obligations” means, with respect to any Shared Collateral, the Discharge of the Credit Agreement Obligations with respect to such Shared Collateral; provided that the Discharge of Credit Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing of such Credit Agreement Obligations with Additional First-Lien Obligations secured by such Shared Collateral under a First-Lien Security Document which has been designated in writing by the Administrative Agent (under the Credit Agreement so Refinanced) to each Collateral Agent and each other Authorized Representative as the “Credit Agreement” for purposes of this Agreement.

“Discharge of First-Lien Obligations” means, with respect to any Shared Collateral, the Discharge of each and every Series of First-Lien Obligations with respect to such Shared Collateral.

“Event of Default” means an “Event of Default” (or similarly defined term) as defined in any Secured Credit Document.

“First-Lien Authorized Representative” means, at any time, (i) in the case of any Credit Agreement Obligations or the Credit Agreement Secured Parties, the Administrative Agent under and as defined in the Credit Agreement or the Credit Agreement Collateral Agent, (ii) in the case of the Initial Additional First-Lien Obligations or the Initial Additional First-Lien Secured Parties, the Initial Additional Authorized Representative, and (iii) in the case of any other Series of Additional First-Lien Obligations or Additional First-Lien Secured Parties that become subject to this Agreement after the date hereof, the Authorized Representative named for such Series in the applicable Joinder Agreement.

“First-Lien Collateral Agent” means, at any time, (i) in the case of any Credit Agreement Obligations or the Credit Agreement Secured Parties, the Credit Agreement Collateral Agent, (ii) in the case of the Initial Additional First-Lien Obligations or the Initial Additional First-Lien Secured Parties, the Initial Additional Collateral Agent, and (iii) in the case of any other Series of Additional First-Lien Obligations or Additional First-Lien Secured Parties that become subject to this Agreement after the date hereof, the Collateral Agent named for such Series in the applicable Joinder Agreement.

“First-Lien Intervening Creditor” has the meaning assigned to such term in Section 2.02(b).

“First-Lien Obligations” means, collectively, (i) the Credit Agreement Obligations and (ii) each Series of Additional First-Lien Obligations (including the Initial Additional First-Lien Obligations).

“First-Lien Secured Credit Document” means (i) the Credit Agreement and each other Credit Document (as defined in the Credit Agreement), (ii) each Initial Additional First-Lien Document, and (iii) each Additional First-Lien Document.

“First-Lien Secured Parties” means (i) the Credit Agreement Secured Parties and (ii) the Additional First-Lien Secured Parties with respect to each Series of Additional First-Lien Obligations and any Authorized Representative thereof.

“First-Lien Security Documents” means the Guaranty and Collateral Agreement, the other Security Documents (as defined in the Credit Agreement), the Initial Additional Collateral Agreement and each other agreement entered into in favor of the applicable Collateral Agent for the purpose of securing any Series of Additional First-Lien Obligations.

“Grantor” means the Company and each other Subsidiary of the Company which has granted a security interest in any of the Shared Collateral pursuant to any First-Lien Security Document to secure any Series of First-Lien Obligations (including any such Person which becomes a party to this Agreement as contemplated by Section 5.16).  The Grantors existing on the date hereof are set forth in Annex I hereto.

“Guaranty and Collateral Agreement” means the “US Guaranty and Collateral Agreement” as defined in the Credit Agreement.

“Impairment” has the meaning assigned to such term in Section 1.03.

“Initial Additional Authorized Representative” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Initial Additional Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Initial Additional Collateral Agreement” means the First-Lien Notes Collateral Agreement, dated as of September 27, 2013, among the Grantors party thereto and the Initial Additional Collateral Agent, as amended, restated, amended and restated, supplemented and otherwise modified from time to time.

“Initial Additional First-Lien Documents” means the Initial Additional First-Lien Indenture, the notes issued thereunder, the Initial Additional Collateral Agreement, and any security documents and other operative agreements evidencing or governing the Indebtedness thereunder or the liens securing such Indebtedness (including, without limitation, mortgages), including any agreement entered into for the purpose of securing the Initial Additional First-Lien Obligations, in each case, as amended, restated, amended and restated, supplemented and otherwise modified from time to time.

“Initial Additional First-Lien Indenture” mean that certain Indenture, dated as of September 27, 2013, among the Company, Union Bank, as trustee, and the other parties thereto as amended, restated, amended and restated, supplemented, modified, replaced and/or Refinanced from time to time in accordance with the terms hereof and thereof.

“Initial Additional First-Lien Obligations” means the Additional First-Lien Obligations pursuant to the Initial Additional First-Lien Documents.

“Initial Additional First-Lien Secured Parties” means the “Secured Parties” as defined in the Initial Additional Collateral Agreement.

“Insolvency or Liquidation Proceeding” means:

(1) any case commenced by or against the Company or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Company or any other Grantor or any similar case or proceeding relative to the Company or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Company or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency (and, in each case, other than in a transaction expressly permitted by the terms of each Additional First-Lien Document and the Credit Agreement); or

(3) any other proceeding of any type or nature in which substantially all claims of creditors of the Company or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Joinder Agreement” means a (I) with respect to Additional First-Lien Obligations, a supplement to this Agreement in the form of Annex II hereof required to be delivered by an Authorized Representative and the applicable Collateral Agent with respect to the additional Series of Additional First-Lien Obligations pursuant to Section 5.13 hereof in order to establish an additional Series of Additional First-Lien Obligations and become Additional First-Lien Secured Parties hereunder or (II) with respect to Additional Second-Lien Obligations, a supplement to this Agreement in the form of Annex III hereof required to be delivered by an Authorized Representative and the applicable Collateral Agent with respect to the additional Series of Additional Second-Lien Obligations pursuant to Section 5.14 hereof in order to establish an additional Series of Additional Second-Lien Obligations and become Additional Second-Lien Secured Parties hereunder.

“Junior Class Debt” has the meaning assigned to such term in Section 5.14.

“Junior Class Debt Parties” has the meaning assigned to such term in Section 5.14.

“Junior Class Debt Representative” has the meaning assigned to such term in Section 5.14.

“Lien” means any mortgage, pledge, security interest, hypothecation, assignment, lien (statutory or other) or similar encumbrance (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement or any lease in the nature thereof.

“Major Non-Controlling First-Lien Authorized Representative” means, with respect to any Shared Collateral, the Authorized Representative of the Series of Additional First-Lien Obligations that constitutes the largest outstanding principal amount of any then outstanding Series of First-Lien Obligations with respect to such Shared Collateral.

“MSSF” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Controlling Authorized Representative” means, with respect to any Shared Collateral, (i) prior to the Discharge of First-Lien Obligations, any Non-Controlling First-Lien Authorized Representative and (ii) after the Discharge of First-Lien Obligations, any Non-Controlling Second-Lien Authorized Representative.

“Non-Controlling First-Lien Authorized Representative” means, at any time with respect to any Shared Collateral, any First-Lien Authorized Representative that is not the Applicable Authorized First-Lien Representative at such time with respect to such Shared Collateral.

“Non-Controlling First-Lien Authorized Representative Enforcement Date” means, with respect to any Non-Controlling First-Lien Authorized Representative, the date which is 90 days (throughout which 90-day period such Non-Controlling First-Lien Authorized Representative was the Major Non-Controlling First-Lien Authorized Representative) after the occurrence of both (i) an Event of Default (under and as defined in the Additional First-Lien Document under which such Non-Controlling First-Lien Authorized Representative is the Authorized Representative) and (ii) each Collateral Agent’s and each other Authorized Representative’s receipt of written notice from such Non-Controlling First-Lien Authorized Representative certifying that (x) such Non-Controlling First-Lien Authorized Representative is the Major Non-Controlling First-Lien Authorized Representative and that an Event of Default (under and as defined in the Additional First-Lien Document under which such Non-Controlling First-Lien Authorized Representative is the Authorized Representative) has occurred and is continuing and (y) the First-Lien Obligations of the Series with respect to which such Non-Controlling First-Lien Authorized Representative is the Authorized Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Additional First-Lien Document; provided that the Non-Controlling First-Lien Authorized Representative Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (1) at any time the Applicable Authorized First-Lien Representative or any Collateral Agent (at the instruction of the Applicable Authorized First-Lien Representative) has commenced and is diligently pursuing any enforcement action with respect to such Shared Collateral or (2) at any time the Grantor which has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Non-Controlling First-Lien Secured Parties” means, with respect to any Shared Collateral, the First-Lien Secured Parties which are not Controlling First-Lien Secured Parties with respect to such Shared Collateral.

“Non-Controlling Second-Lien Authorized Representative” means, at any time with respect to any Shared Collateral, any Second-Lien Authorized Representative that is not the Applicable Second-Lien Authorized Representative at such time with respect to such Shared Collateral.

“Non-Controlling Second-Lien Secured Parties” means, with respect to any Shared Collateral, the Second-Lien Secured Parties which are not Controlling Second-Lien Secured Parties with respect to such Shared Collateral.

“Non-Controlling Secured Parties” means, with respect to any Shared Collateral, (i) prior to the Discharge of First-Lien Obligations, the Non-Controlling First-Lien Secured Parties and (ii) after the Discharge of First-Lien Obligations, the Non-Controlling Second-Lien Secured Parties.

“Original Intercreditor Agreement” has the meaning assigned to such term in the first “whereas” clause of this Agreement.

“Possessory Collateral” means any Shared Collateral in the possession of any Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction.  Possessory Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments, and Chattel Paper, in each case, delivered to or in the possession of any Collateral Agent under the terms of the First-Lien Security Documents.

“Proceeds” has the meaning assigned to such term in Section 2.04(a).

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Second-Lien Authorized Representative” means, at any time, (i) in the case of the Second-Lien Notes Obligations or the Second-Lien Notes Secured Parties, the Second-Lien Notes Authorized Representative and (ii) in the case of any other Series of Additional Second-Lien Obligations or Additional Second-Lien Secured Parties that become subject to this Agreement after the date hereof, the Authorized Representative named for such Series in the applicable Joinder Agreement.

“Second-Lien Collateral Agent” means, at any time, (i) in the case of any Second-Lien Notes Obligations or the Second-Lien Notes Secured Parties, the Second-Lien Notes Collateral Agent and (ii) in the case of any Series of Additional Second-Lien Obligations or Additional Second-Lien Secured Parties that become subject to this Agreement after the date hereof, the Collateral Agent named for such Series in the applicable Joinder Agreement.

“Second-Lien Intervening Creditor” has the meaning assigned to such term in Section 2.03(b).

“Second-Lien Notes Authorized Representative” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Second-Lien Notes Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Second-Lien Notes Collateral Agreement” means that certain Second-Lien Notes Collateral Agreement, dated as March 27, 2014 among the Grantors party thereto and the Second-Lien Notes Collateral Agent, as amended, restated, amended and restated, supplemented and otherwise modified from time to time.

“Second-Lien Notes Documents” means the Second-Lien Notes Indenture, the notes issued thereunder, the Second-Lien Notes Collateral Agreement, and any security documents and other operative agreements evidencing or governing the Indebtedness thereunder or the liens securing such Indebtedness (including, without limitation, mortgages), including any agreement entered into for the purpose of securing the Second-Lien Notes Obligations, in each case, as amended, restated, amended and restated, supplemented and otherwise modified from time to time.

“Second-Lien Notes Indenture” mean that certain Indenture, dated as of March 27, 2014, among the Company, the guarantors, Wilmington Trust, National Association, as trustee, the Second-Lien Notes Collateral Agent and the other parties thereto, as amended, restated, amended and restated, supplemented, modified, replaced and/or Refinanced from time to time in accordance with the terms hereof and thereof.

“Second-Lien Notes Obligations” means all amounts owing to any Second-Lien Notes Secured Party pursuant to the terms of any Second-Lien Notes Document, including, without limitation, all amounts in respect of any principal, premium, interest (including any interest accruing subsequent to the commencement of a Bankruptcy Case at the rate provided for in the respective Second-Lien Notes Document, whether or not such interest is an allowed claim under any such proceeding or under applicable state, federal or foreign law), penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities, and guarantees, renewals and extensions of the foregoing amounts.

“Second-Lien Notes Secured Parties” means the “Secured Parties” as defined in the Second-Lien Notes Collateral Agreement.

“Second-Lien Obligations” means, collectively, (i) the Second-Lien Notes Obligations and (ii) each Series of Additional Second-Lien Obligations.

“Second-Lien Secured Credit Document” means (i) the Second-Lien Notes Indenture and each other Second-Lien Notes Document and (ii) each Additional Second-Lien Document.

“Second-Lien Secured Parties” means (i) the Second-Lien Notes Secured Parties and (ii) the Additional Second-Lien Secured Parties with respect to each Series of Additional Second-Lien Obligations and any Second-Lien Authorized Representative thereof.

“Second-Lien Security Documents” means the Second-Lien Notes Collateral Agreement, the other Second-Lien Notes Collateral Documents (as defined in the Second-Lien Notes Indenture) and each other agreement entered into in favor of the applicable Collateral Agent for the purpose of securing any Series of Additional Second-Lien Obligations.

“Secured Credit Documents” means the First-Lien Secured Documents and the Second-Lien Secured Documents.

“Secured Obligations” means the First-Lien Obligations and the Second-Lien Obligations.

“Secured Parties” means the First-Lien Secured Parties and the Second-Lien Secured Parties.

“Security Documents” means the First-Lien Security Documents and the Second-Lien Security Documents.

“Senior Class Debt” has the meaning assigned to such term in Section 5.13.

“Senior Class Debt Parties” has the meaning assigned to such term in Section 5.13.

“Senior Class Debt Representative” has the meaning assigned to such term in Section 5.13.

“Senior Lien” means the Liens on the Collateral in favor of the First-Lien Secured Parties under the First-Lien Security Documents.

“Series” means (a) with respect to the First-Lien Secured Parties, each of (i) the Credit Agreement Secured Parties (in their capacities as such), (ii) the Initial Additional First-Lien Secured Parties (in their capacities as such), and (iii) any other Additional First-Lien Secured Parties that become subject to this Agreement after the date hereof that are represented by a common First-Lien Authorized Representative (in its capacity as such for such other Additional First-Lien Secured Parties), (b) with respect to any First-Lien Obligations, each of (i) the Credit Agreement Obligations, (ii) the Initial Additional First-Lien Obligations, and (iii) the other Additional First-Lien Obligations incurred pursuant to any Additional First-Lien Document, the holders of which, pursuant to any Joinder Agreement, are to be represented hereunder by a common First-Lien Authorized Representative (in its capacity as such for such other Additional First-Lien Obligations), (c) with respect to the Second-Lien Secured Parties, each of (i) the Second-Lien Notes Secured Parties (in their capacities as such), and (ii) any Additional Second-Lien Secured Parties that become subject to this Agreement after the date hereof that are represented by a common Second-Lien Authorized Representative (in its capacity as such for such other Additional Second-Lien Secured Parties) and (d) with respect to any Second-Lien Obligations, each of (i) the Second-Lien Notes Obligations, and (ii) the Additional Second-Lien Obligations incurred pursuant to any Additional Second-Lien Document, the holders of which, pursuant to any Joinder Agreement, are to be represented hereunder by a common Second-Lien Authorized Representative (in its capacity as such for such other Additional Second-Lien Obligations).

“Shared Collateral” means, at any time, Collateral in which the holders of two or more Series of Secured Obligations (or their respective Authorized Representatives or the applicable Collateral Agent on behalf of such holders) hold a valid and perfected security interest at such time.  If more than two Series of Secured Obligations are outstanding at any time and the holders of less than all Series of Secured Obligations hold a valid and perfected security interest in any Collateral at such time, then such Collateral shall constitute Shared Collateral for those Series of Secured Obligations that hold a valid and perfected security interest in such Collateral at such time and shall not constitute Shared Collateral for any Series which does not have a valid and perfected security interest in such Collateral at such time.

“Union Bank” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Wilmington Trust” has the meaning assigned to such term in the introductory paragraph to this Agreement.

SECTION 1.02  Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

SECTION 1.03  Impairments.  (a) It is the intention of the First-Lien Secured Parties of each Series that the holders of First-Lien Obligations of such Series (and not the First-Lien Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the First-Lien Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of First-Lien Obligations), (y) any of the First-Lien Obligations of such Series do not have an enforceable security interest in any of the Collateral securing any other Series of First-Lien Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of First-Lien Obligations) on a basis ranking prior to the security interest of such Series of First-Lien Obligations but junior to the security interest of any other Series of First-Lien Obligations or (ii) the existence of any Collateral for any other Series of First-Lien Obligations that is not Shared Collateral (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of First-Lien Obligations, an “Impairment” of such Series); provided, that the existence of a maximum claim with respect to Mortgaged Properties (as defined in the Credit Agreement) which applies to all First-Lien Obligations shall not be deemed to be an Impairment of any Series of First-Lien Obligations.  In the event of any Impairment with respect to any Series of First-Lien Obligations, the results of such Impairment shall be borne solely by the holders of such Series of First-Lien Obligations, and the rights of the holders of such Series of First-Lien Obligations (including, without limitation, the right to receive distributions in respect of such Series of First-Lien Obligations pursuant to Section 2.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such First-Lien Obligations subject to such Impairment.  Additionally, in the event the First-Lien Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such First-Lien Obligations or the First-Lien Documents governing such First-Lien Obligations shall refer to such obligations or such documents as so modified.

(b) It is the intention of the Second-Lien Secured Parties of each Series that the holders of Second-Lien Obligations of such Series (and not the Second-Lien Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the Second-Lien Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of Second-Lien Obligations), (y) any of the Second-Lien Obligations of such Series do not have an enforceable security interest in any of the Collateral securing any other Series of Second-Lien Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of Second-Lien Obligations) on a basis ranking prior to the security interest of such Series of Second-Lien Obligations but junior to the security interest of any other Series of Second-Lien Obligations or (ii) the existence of any Collateral for any other Series of Second-Lien Obligations that is not Shared Collateral (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of Second-Lien Obligations, an “Impairment” of such Series); provided, that the existence of a maximum claim with respect to Mortgaged Properties (as defined in the Credit Agreement) which applies to all Second-Lien Obligations shall not be deemed to be an Impairment of any Series of Second-Lien Obligations.  In the event of any Impairment with respect to any Series of Second-Lien Obligations, the results of such Impairment shall be borne solely by the holders of such Series of Second-Lien Obligations, and the rights of the holders of such Series of Second-Lien Obligations (including, without limitation, the right to receive distributions in respect of such Series of Second-Lien Obligations pursuant to Section 2.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such Second-Lien Obligations subject to such Impairment.  Additionally, in the event the Second-Lien Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such Second-Lien Obligations or the Second-Lien Documents governing such Second-Lien Obligations shall refer to such obligations or such documents as so modified.

ARTICLE II

Priorities and Agreements with Respect to Shared Collateral

SECTION 2.01  Priority of Claims between First-Lien Obligations and Second-Lien Obligations.  (a) Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens securing the Second-Lien Obligations granted on the Shared Collateral or of any Liens securing the First-Lien Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code, or any applicable law or the Second-Lien Credit Documents or any other circumstance whatsoever (including any non-perfection of any Lien purporting to secure the First-Lien Obligations and/or Second-Lien Obligations), each Second-Lien Collateral Agent, on behalf of itself and the other Second-Lien Secured Parties, and each other Second-Lien Secured Party (by its acceptance of the benefits of the Second-Lien Credit Documents) hereby agrees that:  (a) any Lien on the Shared Collateral securing any First-Lien Obligations now or hereafter held by or on behalf of any First-Lien

Collateral Agent or any First-Lien Secured Party or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing any of the Second-Lien Obligations; and (b) any Lien on the Shared Collateral now or hereafter held by or on behalf of any Second-Lien Collateral Agent, any Second-Lien Secured Party or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Shared Collateral securing any First-Lien Obligations.  All Liens on the Shared Collateral securing any First-Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Shared Collateral securing any Second-Lien Obligations for all purposes, whether or not such Liens securing any First-Lien Obligations are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person.  The parties hereto acknowledge and agree that it is their intent that the First-Lien Obligations (and the security therefor) constitute a separate and distinct class (and separate and distinct claims) from the Second-Lien Obligations (and the security therefor).

(b)                                 Without limiting the generality of the foregoing, with respect to the priority of claims between the First-Lien Obligations and the Second-Lien Obligations, this Agreement is intended to constitute and shall be deemed to constitute a “subordination agreement” within the meaning of Section 510(a) of the Bankruptcy Code and is intended to be and shall be interpreted to be enforceable to the maximum extent permitted pursuant to applicable non-bankruptcy law.

SECTION 2.02  Priority of Claims between each Series of First-Lien Obligations.  (a) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of First-Lien Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the First-Lien Secured Credit Documents or any defect or deficiencies in the Liens securing the First-Lien Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 1.03 hereof), each First-Lien Secured Party hereby agrees that the Liens securing each Series of First-Lien Obligations on any Shared Collateral shall be of equal priority.

(b)                                 Notwithstanding the foregoing, with respect to any Shared Collateral for which (i) a third party (other than a First-Lien Secured Party) has a Lien or security interest that is junior in priority to the security interest of any Series of First-Lien Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of First-Lien Obligations (such third party, a “First-Lien Intervening Creditor”), the value of any Shared Collateral or Proceeds which are allocated to such First-Lien Intervening Creditor shall be deducted on a ratable basis solely from the Shared Collateral or Proceeds to be distributed in respect of the Series of First-Lien Obligations with respect to which such Impairment exists.

(c)                                  Notwithstanding anything to the contrary in this Agreement or any other First-Lien Security Documents to the contrary, prior to the Discharge of First-Lien Obligations. the applicable First-Lien Collateral Agent and/or First-Lien Authorized Representative (in each case, with respect to a Series of First-Lien Obligations) may:

(i)                                     take any action (not adverse to the pari-passu status of the Liens on the Shared Collateral securing each other Series of First-Lien Obligations, or the rights of any other Collateral Agent to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the Shared Collateral;

(ii)                                  file a claim, proof of claim or statement of interest with respect to such Series of First-Lien Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any of the Grantors;

(iii)                               file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the applicable Series of First-Lien Secured Parties, including any claims secured by the Shared Collateral, if any, in each case not in violation of the terms of this Agreement;

(iv)                              file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not in violation of the terms of this Agreement; and

(v)                                 vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to such Series of First-Lien Obligations and the Shared Collateral.

SECTION 2.03  Priority of Claims between each Series of Second-Lien Obligations.  (a) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of Second-Lien Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Second-Lien Secured Credit Documents or any defect or deficiencies in the Liens securing the Second-Lien Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 1.03), each Second-Lien Secured Party hereby agrees that the Liens securing each Series of Second-Lien Obligations on any Shared Collateral shall be of equal priority.

(b)                                 Notwithstanding the foregoing, with respect to any Shared Collateral for which a third party (other than a Second-Lien Secured Party) has a Lien or security interest that is junior in priority to the security interest of any Series of Second-Lien Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of Second-Lien Obligations (such third party, a “Second-Lien Intervening Creditor”), the value of any Shared Collateral or Proceeds which are allocated to such Second-Lien Intervening Creditor shall be deducted on a ratable basis solely from the Shared Collateral or Proceeds to be distributed in respect of the Series of Second-Lien Obligations with respect to which such Impairment exists.

(c)                                  Notwithstanding anything to the contrary in this Agreement or any other First-Lien Security Documents to the contrary, after the Discharge of First-Lien Obligations, the applicable Second-Lien Collateral Agent and/or Second-Lien Authorized Representative (in each case, with respect to a Series of Second-Lien Obligations) may:

(i)                                     take any action (not adverse to the pari-passu status of the Liens on the Shared Collateral securing each other Series of Second-Lien Obligations, or the rights of any other Collateral Agent to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the Shared Collateral;

(ii)                                  file a claim, proof of claim or statement of interest with respect to such Series of Second-Lien Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any of the Grantors;

(iii)                               file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the applicable Series of Second-Lien Secured Parties, including any claims secured by the Shared Collateral, if any, in each case not in violation of the terms of this Agreement;

(iv)                              file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not in violation of the terms of this Agreement; and

(v)                                 vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to such Series of Second-Lien Obligations and the Shared Collateral.

SECTION 2.04  Application of Proceeds.  (a) Anything contained herein or in any of the Secured Credit Documents to the contrary notwithstanding (but subject to Section 1.03), if an Event of Default has occurred and is continuing, and any Collateral Agent or any Secured Party is taking action to enforce rights in respect of any Shared Collateral, or any distribution is made in respect of any Shared Collateral in any Bankruptcy Case of the Company or any other Grantor or any Secured Party receives any payment pursuant to any intercreditor agreement (other than this Agreement (to the extent such payment represents an application of Proceeds made pursuant to this Section 2.04)) with respect to any Shared Collateral, the proceeds of any sale, collection or other liquidation of any such Shared Collateral by any Secured Party or received by any Collateral Agent or any Secured Party pursuant to any such intercreditor agreement with respect to such Shared Collateral and proceeds of any distribution (subject, in the case of any such distribution, to the sentence immediately following) to which the First-Lien Obligations or the Second-Lien Obligations are entitled under any intercreditor agreement (other than this Agreement (to the extent such distribution represents an application of Proceeds made pursuant to this Section 2.04)) (all proceeds of any sale, collection or other liquidation of any Collateral and all proceeds of any such distribution being collectively referred to as “Proceeds”), shall be applied (i) FIRST, to the payment of all amounts owing to each First-Lien Collateral Agent (in its capacity as such) and each First-Lien Authorized Representative (in its capacity as such) pursuant to the terms of any First-Lien Secured Credit Document, (ii) SECOND, subject to Section 1.03, to the payment in full of the First-Lien Obligations of each Series on a ratable basis, with such Proceeds to be applied to the First-Lien Obligations of a given Series in accordance with the terms of the applicable First-Lien Secured Credit Documents, (iii) THIRD, and only after the Discharge of First-Lien Obligations, to the payment of all amounts owing to each Second-Lien Collateral Agent (in its capacity as such) and each Second-Lien Authorized Representative (in its capacity as such) pursuant to the terms of any Second-Lien Secured Credit Document, (iv) FOURTH, and only after the Discharge of First-Lien Obligations and subject to Section 1.03, to the payment in full of the Second-Lien Obligations of each Series on a ratable basis, with such Proceeds to be applied to the Second-Lien Obligations of a given Series in accordance with the terms of the applicable Second-Lien Secured Credit Documents, and (v) after payment of all First-Lien Obligations and all Second-Lien Obligations, to the Company and the other Grantors or their successors or assigns, as their interests may appear, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

(b)                                 Notwithstanding anything in this Agreement or any other First-Lien Security Documents or Second-Lien Security Documents to the contrary, Collateral consisting of cash and Cash Equivalents pledged to secure Credit Agreement Obligations consisting of reimbursement obligations in respect of Letters of Credit or otherwise held by the Administrative Agent or the Credit Agreement Collateral Agent pursuant to Section 5.02 of the Credit Agreement (or any equivalent successor provision) shall be applied as specified in such Section of the Credit Agreement (or the arrangements specified therein)  and will not constitute Shared Collateral.

SECTION 2.05  Actions with Respect to Shared Collateral; Prohibition on Contesting Liens.  (a) With respect to any Shared Collateral, (i) only a Collateral Agent shall act or refrain from acting with respect to the Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), and then only on the instructions of the Applicable Authorized Representative, (ii) no Collateral Agent shall follow any instructions with respect to such Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral) from any Non-Controlling Authorized Representative (or any other Secured Party other than the Applicable Authorized Representative) and (iii) no Non-Controlling Authorized Representative or other Secured Party (other than the Applicable Authorized Representative) shall or shall instruct any Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), whether under any Security Document, applicable law or otherwise, it being agreed that only a Collateral Agent, acting on the instructions of the Applicable Authorized Representative and in accordance with the applicable Security Documents, shall be entitled to take any such actions or exercise any such remedies with respect to Shared Collateral at such time.

(b)                                 No Non-Controlling Authorized Representative or Non-Controlling Secured Party will contest, protest or object (or support the challenge of any other Person) to any foreclosure proceeding or action brought by any Collateral Agent, the Applicable Authorized Representative or the Controlling Secured Party or any other exercise by any Collateral Agent, the Applicable Authorized Representative or the Controlling Secured Party of any rights and remedies relating to the Shared Collateral, or to cause any Collateral Agent to do so.  The foregoing shall not be construed to limit the rights and priorities of any Secured Party, any Collateral Agent or any Authorized Representative with respect to any Collateral not constituting Shared Collateral.

(c)                                  Notwithstanding the equal priority of the Liens securing each Series of First-Lien Obligations, a First-Lien Collateral Agent (acting on the instructions of the Applicable Authorized First-Lien Representative) may deal with the Shared Collateral as if such Applicable Authorized First-Lien Representative had a senior Lien on such Collateral (subject to the requirement to apply proceeds according to Section 2.04).

(d)                                 Notwithstanding the equal priority of the Liens securing each Series of Second-Lien Obligations, a Second-Lien Collateral Agent (acting on the instructions of the Applicable Authorized Second-Lien Representative) may deal with the Shared Collateral as if such Applicable Authorized Second-Lien Representative had a senior Lien on such Collateral (subject to the requirement to apply proceeds according to Section 2.04).

(e)                                  (i) Each of the First-Lien Authorized Representatives agrees that it will not accept any Lien on any collateral for the benefit of any Series of First-Lien Obligations (other than funds deposited for the payment or discharge or defeasance of any Additional First-Lien Document, to the extent permitted by the applicable First-Lien Secured Credit Documents) other than pursuant to the First-Lien Security Documents to which it is a party and pursuant to Section 10.02 (or other similar provisions) of the Credit Agreement, and by executing this Agreement (or a Joinder Agreement), each First-Lien Authorized Representative and the Series of First-Lien Secured Parties for which it is acting hereunder agree to be bound by the provisions of this Agreement and the other First-Lien Security Documents applicable to it and (ii) each of the Second-Lien Authorized Representatives agrees that it will not accept any Lien on any collateral for the benefit of any Series of Second-Lien Obligations (other than funds deposited for the payment or discharge or defeasance of any Additional Second-Lien Document, to the extent permitted by the applicable Second-Lien Secured Credit Documents) other than pursuant to the Second-Lien Security Documents to which it is a party and pursuant to Section 10.02 (or other similar provisions) of the Credit Agreement, and by executing this Agreement (or a Joinder Agreement), each Second-Lien Authorized Representative and the Series of Second-Lien Secured Parties for which it is acting hereunder agree to be bound by the provisions of this Agreement and the other Second-Lien Security Documents applicable to it.

(f)                                   Each of the Secured Parties (and each Authorized Representative) agrees that it will not (and hereby waives any right to) question or contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), (i) the perfection, priority, validity, attachment or enforceability of a Lien held by or on behalf of any of the Secured Parties in all or any part of the Collateral, or (ii) the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any Authorized Representative to enforce this Agreement pursuant to the terms hereof.

SECTION 2.06  No Interference; Payment Over.  (a) Each Secured Party agrees that (i) it will not challenge or question in any proceeding the validity or enforceability of any Secured Obligations of any Series or any Security Document or the validity, attachment, perfection or priority of any Lien under any Security Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement, (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Shared Collateral by any Collateral Agent, (iii) except as provided in Section 2.02, it shall have no right to (A) direct any Collateral Agent or any other Secured Party to exercise any right, remedy or power with respect to any Shared Collateral (including pursuant to any intercreditor agreement) or (B) consent to the exercise by any Collateral Agent or any other Secured Party of any right, remedy or power with respect to any Shared Collateral, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against any Collateral Agent or any other Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, and none of any Collateral Agent, any Applicable Authorized Representative or any other Secured Party shall be liable for any action taken or omitted to be taken by such Collateral Agent, such Applicable Authorized Representative or other Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement, (v) it will not seek, and hereby waives any right, to have any Shared Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vi) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any other Secured Party to enforce this Agreement.

(b)                                 Each Secured Party hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any such Shared Collateral, pursuant to any Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of each of the First-Lien Obligations, then it shall hold such Shared Collateral, proceeds or payment in trust for the First-Lien Secured Parties and promptly transfer such Shared Collateral, proceeds or payment, as the case may be, to the applicable Collateral Agent, to be distributed in accordance with the provisions of Section 2.04.

(c)                                  Each Second-Lien Secured Party hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any such Shared Collateral, pursuant to any Second-Lien Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time after the Discharge of each of the First-Lien Obligations, then it shall hold such Shared Collateral, proceeds or payment in trust for the other Second-Lien Secured Parties and promptly transfer such Shared Collateral, proceeds or payment, as the case may be, to the applicable Second-Lien Collateral Agent, to be distributed in accordance with the provisions of Section 2.04.

SECTION 2.07  Automatic Release of Liens. If, at any time any Collateral Agent (at the instruction of the Applicable Authorized Representative) forecloses upon or otherwise exercises remedies against any Shared Collateral resulting in a sale or disposition thereof, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of each relevant Collateral Agent for the benefit of each Series of First-Lien Secured Parties and/or Second-Lien Secured Parties upon such Shared Collateral will automatically be released and discharged; provided that (x) any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.04 and (y) such Collateral Agent shall provide notice of (i) the commencement of any such enforcement action with respect to Shared Collateral; (ii) any such sale or disposition and (iii) any such release of Shared Collateral to each other Collateral Agent party hereto.

SECTION 2.08  Amendments to First-Lien Secured Credit Documents and Second-Lien Secured Credit Documents.  (a) Each Secured Party agrees that any First-Lien Collateral Agent or First-Lien Authorized Representative may enter into any amendment to any First-Lien Secured Credit Document (including, without limitation, to release any Liens securing any Series of First-Lien Obligations), so long as such First-Lien Collateral Agent receives a certificate of an officer of the Company stating that such amendment is permitted by the terms of each then extant Secured Credit Document. Additionally, each Secured Party agrees that any First-Lien Collateral Agent or First-Lien Authorized Representative may enter into any amendment to any First-Lien Secured Credit Document solely as such First-Lien Secured Credit Document relates to a particular Series of First-Lien Obligations (including, without limitation, to release any Liens securing such Series of First-Lien Obligations), so long as (x) such amendment does not contravene any provisions of this Agreement, (y) such amendment is in accordance with the First-Lien Secured Credit Document pursuant to which such Series of First-Lien Obligations was incurred and (z) such amendment does not adversely affect the First-Lien Secured Parties of any other Series.

(b)                                 Each Secured Party agrees that any Second-Lien Collateral Agent or any Second-Lien Authorized Representative may enter into any amendment to any Second-Lien Secured Credit Document (including, without limitation, to release any Liens securing any Series of Second-Lien Obligations), so long as such Second-Lien Collateral Agent receives a certificate of an officer of the Company stating that such amendment is permitted by the terms of each then extant Secured Credit Document. Additionally, each Secured Party agrees that any Second-Lien Collateral Agent may enter into any amendment to any Second-Lien Secured Credit Document solely as such Second-Lien Secured Credit Document relates to a particular Series of Second-Lien Obligations (including, without limitation, to release any Liens securing such Series of Second-Lien Obligations), so long as (x) such amendment does not contravene any provisions of this Agreement, (y) such amendment is in accordance with the Second-Lien Secured Credit Document pursuant to which such Series of Second-Lien Obligations was incurred and (z) such amendment does not adversely affect the First-Lien Secured Parties of any Series or the Second-Lien Secured Parties of any other Series.

(c)                                  Each Authorized Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by any Collateral Agent or the Company to evidence and confirm any release of Shared Collateral or amendment to any First-Lien Secured Credit Document or Second-Lien Secured Credit Document provided for in this Section.

(d)                                 It is acknowledged that (i) the First-Lien Obligations of any Series may, subject to the limitations set forth in the then extant First-Lien Secured Credit Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded,

Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01 or Section 2.02 or any other provisions of this Agreement defining the relative rights of the First-Lien Secured Parties of any Series and (ii) the Second-Lien Obligations of any Series may, subject to the limitations set forth in the then extant Second-Lien Secured Credit Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01, Section 2.03 or any other provisions of this Agreement defining the relative rights of the Second-Lien Secured Parties of any Series.

(e)                                  In determining whether an amendment to any First-Lien Secured Credit Document or Second-Lien Secured Credit Document is permitted by this Section 2.08, each Collateral Agent may conclusively rely on a certificate of an officer of the Company stating that such amendment is permitted by Section 2.08(a) or (b) above.

SECTION 2.09  Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings.  (a) This Agreement shall continue in full force and effect notwithstanding the commencement of any Insolvency or Liquidation Proceeding.

(b)                                 Until the occurrence of the Discharge of First-Lien Obligations, if the Company and/or any other Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code and shall, as a debtor-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law or the use of cash collateral under Section 363 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, each Secured Party (other than any Controlling Secured Party or Authorized Representative of any Controlling Secured Party) agrees that it will raise no objection to any such financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral, unless any Controlling Secured Party, or an Authorized Representative of any Controlling Secured Party, shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the Controlling Secured Parties, each Non-Controlling Secured Party will subordinate its Liens with respect to such Shared Collateral on the same terms as the Liens of the Controlling Secured Parties (other than any Liens of any Secured Parties constituting DIP Financing Liens) are subordinated thereto, (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the First-Lien Obligations of the Controlling Secured Parties, each Non-Controlling Secured Party will confirm the priorities with respect to such Shared Collateral as set forth herein), and (iii) in either case of the foregoing clause (i) and (ii), each Second-Lien Secured Party will subordinate its Liens with respect to such Shared Collateral to such DIP Financing and the First-Lien Obligations on the same basis as  the other Liens securing the Second-Lien Obligations are subordinated to Liens securing the First-Lien Obligations under this Agreement, in each case so long as (A) the Secured Parties of each Series retain the benefit of their Liens on all such Shared Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-a-vis all the other First-Lien Secured Parties (other than any Liens of the First-Lien Secured Parties constituting DIP Financing Liens) and all the other Second-Lien Secured Parties as existed prior to the commencement of the Bankruptcy Case, (B)

(i) the First-Lien Secured Parties of each Series are granted Liens on any additional collateral pledged to any First-Lien Secured Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-a-vis the First-Lien Secured Parties as set forth in this Agreement and (ii) the Second-Lien Secured Parties of each Series are granted Liens on any additional collateral pledged to any Second-Lien Secured Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-a-vis the First-Lien Secured Parties and the Second-Lien Secured Parties as set forth in this Agreement, (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the Secured Obligations, such amount is applied pursuant to Section 2.04, and (D) if any Secured Parties are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 2.04; provided that the Secured Parties of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over any collateral subject to Liens in favor of the Secured Parties of such Series or its Authorized Representative that shall not constitute Shared Collateral; and provided, further, that the Secured Parties receiving adequate protection shall not object to any other Secured Party receiving adequate protection comparable to any adequate protection granted to such Secured Parties in connection with a DIP Financing or use of cash collateral; provided, further, that no Second-Lien Secured Party shall have a right to object to the grant of a Lien to secure the DIP Financing.

(c)                                  Post-Petition Interest. No Second-Lien Collateral Agent nor any other Second-Lien Secured Party shall oppose or seek to challenge any claim by any First-Lien Collateral Agent or any First-Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of First-Lien Obligations consisting of post-petition interest, fees or expenses.  Regardless of whether any such claim for post-petition interest, fees or expenses is allowed or allowable, and without limiting the generality of the other provisions of this Agreement, this Agreement expressly is intended to include and does include the “rule of explicitness” in that this Agreement expressly entitles the First-Lien Secured Parties, and is intended to provide the First Lien Secured Parties with the right, to receive payment of all post-petition interest, fees or expenses through distributions made pursuant to the provisions of this Agreement even though such interest, fees and expenses are not allowed or allowable against the bankruptcy estate of the Company or any other Grantor under Section 502(b)(2) or Section 506(b) of the Bankruptcy Code or under any other provision of the Bankruptcy Code or any other Bankruptcy Law.

(d)                                 Second-Lien Waiver. The Second-Lien Collateral Agents, for themselves and on behalf of the other Second-Lien Secured Parties of the applicable Series, waive any claim they may hereafter have against any First-Lien Secured Party arising out of the election by any First-Lien Secured Party of the application to the claims of any First-Lien Secured Party of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or DIP Financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding

SECTION 2.10  Reinstatement.  In the event that any of the First-Lien Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under the Bankruptcy Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Agreement shall be fully applicable thereto until all such First-Lien Obligations shall again have been paid in full in cash. Any amounts received by any Second-Lien Collateral Agent or any Second-Lien Secured Party on account of the Second-Lien Obligations (but only to the extent such amounts received by any Second-Lien Collateral Agent or any Second-Lien Secured Party represent proceeds of Collateral) shall, in the event of a reinstatement pursuant to this Section 2.10, be held in trust for and paid over to the Applicable Authorized Representative, for application pursuant to Section 2.06.  This Section 2.10 shall survive termination of this Agreement

SECTION 2.11  Insurance.  As between the Secured Parties, the applicable Collateral Agent, acting at the direction of the Applicable Authorized Representative, shall have the right to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral.

SECTION 2.12  Refinancings  (a) The First-Lien Obligations of any Series may be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any Secured Credit Document) of any First-Lien Secured Party of any other Series or any Second-Lien Secured Party, all without affecting the priorities provided for herein or the other provisions hereof; provided that the Authorized Representative of the holders of any such Refinancing indebtedness shall have executed the applicable Joinder Agreement on behalf of the holders of such Refinancing indebtedness.

(b)         The Second-Lien Obligations of any Series may be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any Second-Lien Secured Credit Document) of any Second-Lien Secured Party of any other Series or any First-Lien Secured Party, all without affecting the priorities provided for herein or the other provisions hereof; provided that the Authorized Representative of the holders of any such Refinancing indebtedness shall have executed a Joinder Agreement on behalf of the holders of such Refinancing indebtedness.

SECTION 2.13  Possessory Collateral Agent as Gratuitous Bailee for Perfection.  (a) Each Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable Security Documents, in each case, subject to the terms and conditions of this Section 2.13; provided that at any time after the Discharge of the Series of First-Lien Obligations for which the applicable Collateral Agent is acting, such Collateral Agent shall (at the sole cost and expense of the Company and without representation or warranty of any kind), promptly deliver all Possessory Collateral in its possession to the Applicable Authorized Representative (after giving effect to such Discharge).  Pending delivery to the applicable Collateral Agent, each other Authorized Representative agrees to hold any Shared Collateral constituting Possessory Collateral, from time to time in its possession, as gratuitous bailee for the benefit of each other Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable Security Documents, in each case, subject to the terms and conditions of this Section 2.13.

(b)                                 Until the Discharge of First-Lien Obligations has occurred, the applicable First-Lien Collateral Agent, acting at the direction of the Applicable Authorized Representative shall be entitled to deal with the Possessory Collateral in accordance with the terms of the First-Lien Documents as if the Liens of any Second-Lien Collateral Agent under the Second-Lien Security Documents did not exist.  The rights of any Second-Lien Collateral Agent shall at all times be subject to the terms of this Agreement and to each First-Lien Collateral Agent’s rights under the First-Lien Security Documents.

(c)                                  Upon the Discharge of the First-Lien Obligations, the applicable First-Lien Collateral Agent, acting at the direction of the Applicable Authorized Representative shall deliver the remaining Pledged Collateral (if any) (or proceeds thereof) together with any necessary endorsements, first, to the applicable Second-Lien Collateral Agent, acting at the direction of the Applicable Authorized Representative, if any Second-Lien Obligations remain outstanding, and second, to the Company or the relevant Grantor if no First-Lien Obligations or Second-Lien Obligations remain outstanding (in each case, so as to allow such Person to obtain control of such Possessory Collateral).  The applicable First-Lien Collateral Agent, acting at the direction of the Applicable Authorized Representative further agrees to take all other action reasonably requested by such Person in connection with such Person’s obtaining a first-priority interest in the Collateral or as a court of competent jurisdiction may otherwise direct.

(d)                                 The duties or responsibilities of each Collateral Agent and each other Authorized Representative under this Section 2.13 shall be limited solely to holding any Shared Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other Secured Party for purposes of perfecting the Lien held by such Secured Parties therein.

SECTION 2.14  No New Liens And Similar Agreements. (a)       So long as this Agreement has not been terminated and subject to Section 2.04, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Company or any other Grantor, the parties hereto agree that the Grantors shall not grant or permit any additional Liens on any property to secure any First-Lien Obligation (other than Liens pursuant to Section 2.04) unless it has granted or concurrently grants a Lien on such property to secure each other Series of First-Lien Obligations, the parties hereto agreeing that any such Lien shall be subject to Section 2.04.

(b)                                 The documents and agreements creating or evidencing the Collateral (which constitutes Shared Collateral) securing each Series of First-Lien Obligations shall be in all material respects the same forms of documents.

(c)                                  So long as this Agreement has not been terminated and subject to Section 2.04, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Company or any other Grantor, the parties hereto agree that the Grantors shall not grant or permit any additional Liens on any property to secure any Second-Lien Obligation (other than Liens pursuant to Section 2.04) unless it has granted or concurrently grants a Lien on such property to secure each other Series of Second-Lien Obligations, the parties hereto agreeing that any such Lien shall be subject to Section 2.04.

(d)                                 The documents and agreements creating or evidencing the Collateral (which constitutes Shared Collateral) securing each Series of Second-Lien Obligations shall be in all material respects the same forms of documents.

(e)                                  The parties hereto agree that it is their intention that the Collateral securing any Second-Lien Obligations not be more expansive than the Collateral securing the First-Lien Obligations.  In furtherance of the foregoing, each Second-Lien Collateral Agent and the other Second-Lien Secured Parties agree, subject to the other provisions of this Agreement:

(i)                                     upon request by the Applicable Authorized Representative, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Collateral securing the Second-Lien Obligations and the steps taken to perfect the Liens thereon and the identity of the respective parties obligated under the Second-Lien Secured Credit Documents; and

(ii)                                  that the First-Lien Security Documents and the Second-Lien Security Documents and the guarantees for the First-Lien Obligations and the Second-Lien Obligations shall be substantially in the same form (other than any Collateral that is not Shared Collateral).

ARTICLE III

Existence and Amounts of Liens and Obligations

SECTION 3.01  Determinations with Respect to Amounts of Liens and Obligations.  Whenever any Collateral Agent or any Authorized Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First-Lien Obligations of any Series or any Second-Lien Obligations of any Series, or the Shared Collateral subject to any Lien securing the First-Lien Obligations of any Series or the Second-Lien Obligations of any Series, it may request that such information be furnished to it in writing by each other Authorized Representative  or Collateral Agent and shall be entitled to make such determination or not make any determination on the basis of the information so furnished; provided, however, that if an Authorized Representative or Collateral Agent shall fail or refuse reasonably promptly to provide the requested information, the requesting Collateral Agent or Authorized Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Company.  Each Collateral Agent and each Authorized Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any Secured Party or any other person as a result of such determination.

ARTICLE IV

The Collateral Agents

It is understood and agreed that (i) MSSF is entering into this Agreement it its capacity as Credit Agreement Collateral Agent and the rights, powers, privileges and protections afforded to the “Administrative Agent” under Section 12 of the Credit Agreement shall also apply to MSSF as Credit Agreement Collateral Agent hereunder, (ii) Union Bank is entering into this Agreement in its capacity as Initial Additional Collateral Agent and the rights, powers, privileges and protections afforded to the “Collateral Agent” under Section 10.02 of the Initial Additional First-Lien Indenture shall also apply to Union Bank as Initial Additional Collateral Agent hereunder, (iii) Wilmington Trust is entering into this Agreement in its capacity as Second-Lien Notes Collateral Agent and the rights, powers, privileges and protections afforded to the “Collateral Agent” under Section 10.02 of the Second-Lien Notes Indenture shall also apply to Wilmington Trust as Second-Lien Notes Collateral Agent hereunder, (iv) each other additional First-Lien Collateral Agent for any other Series of Additional First-Lien Obligations shall enter into this Agreement in its capacity as Collateral Agent and the rights, powers, privileges and protections afforded to the “Agent” (or such similar term) under the applicable Additional First-Lien Document shall also apply to such Collateral Agent hereunder and (v) each other additional Second-Lien Collateral Agent for any other Series of Additional Second-Lien Obligations shall enter into this Agreement in its capacity as Collateral Agent and the rights, powers, privileges and protections afforded to the “Agent” (or such similar term) under the applicable Additional Second-Lien Document shall also apply to such Collateral Agent hereunder. In addition, but not in substitution of the foregoing and except as expressly provided in this Agreement, (1) the Credit Agreement Collateral Agent shall not be subject to any fiduciary, trust or other implied duties to the Initial Additional Collateral Agent, any other Collateral Agent, any Additional First-Lien Secured Party or any Second-Lien Secured Party, (2) the Initial Additional Collateral Agent shall not be subject to any fiduciary, trust or other implied duties to the Credit Agreement Collateral Agent, any other Collateral Agent, any First-Lien Secured Party (other than the Initial Additional Secured Parties) or any Second-Lien Secured Party, (3) the Second-Lien Notes Collateral Agent shall not be subject to any fiduciary, trust or other implied duties to the Credit Agreement Collateral Agent, any other Collateral Agent or any First-Lien Secured Party or any Additional Second-Lien Party and (4) each Collateral Agent shall not be subject to any fiduciary, trust or other implied duties to the Credit Agreement Collateral Agent, the Initial Additional Collateral Agent, the Second-Lien Notes Collateral Agent, any other Collateral Agent or any First-Lien Secured Parties or any Secured Parties other than the Secured Parties of the applicable Series.

ARTICLE V

Miscellaneous

SECTION 5.01  Notices.  All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a)                                 if to the Credit Agreement Collateral Agent or the Administrative Agent, to it at 1585 Broadway, New York, NY 10036 Attention of:  James R. Pearson;

(b)                                 if to the Initial Additional Collateral Agent or the Initial Additional Authorized Representative, to it at 1251 Avenue of the Americas, 19th Floor, New York, NY 10020, Attention of: Corporate Trust and Escrow Services (Fax. No. 646-452-2001);

(c)                                  if to the Second-Lien Notes Collateral Agent or the Second-Lien Notes Authorized Representative, to it at Corporate Capital Markets, 50 South Sixth Street, Suite 1290, Minneapolis, MN 55402 Attention of: Walter Energy Administrator; and

(d)                                 if to any other Authorized Representative or any other Collateral Agent, to it at the address set forth in the applicable Joinder Agreement.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto.  All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 5.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 5.01.  As agreed to in writing among each Collateral Agent and each Authorized Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

SECTION 5.02  Waivers; Amendment; Joinder Agreements.  (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)                                 Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified (other than pursuant to any Joinder Agreement) except pursuant to an agreement or agreements in writing entered into by each Authorized Representative and each Collateral Agent (and with respect to any such termination, waiver, amendment or modification which by the terms of this Agreement requires the Company’s consent or which increases the obligations or reduces the rights of the Company or any other Grantor, with the consent of the Company).

(c)                                  Notwithstanding the foregoing, without the consent of any Secured Party, (i) any First-Lien Authorized Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 5.13 and upon such execution and delivery, such First-Lien Authorized Representative and the Additional First-Lien Secured Parties and Additional First-Lien Obligations of the Series for which such First-Lien Authorized Representative is acting shall be subject to the terms hereof and the terms of the other First-Lien Security Documents applicable thereto (ii) any Second-Lien Authorized Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 5.14 and upon such execution and delivery, such Second-Lien Authorized Representative and the Additional Second-Lien Secured Parties and Additional Second-Lien Obligations of the Series for which such Second-Lien Authorized Representative is acting shall be subject to the terms hereof and the terms of the other Second-Lien Security Documents applicable thereto.

(d)                                 Notwithstanding the foregoing, without the consent of any other Authorized Representative or Secured Party, the Applicable Authorized Representative may effect amendments and modifications to this Agreement to the extent necessary to reflect any incurrence of any Additional First-Lien Obligations in compliance with the Credit Agreement and each other then extant First-Lien Secured Credit Document or any incurrence of any Additional Second-Lien Obligations in compliance with the Second-Lien Notes Indenture and each other then extant Second-Lien Secured Credit Document.

(e)                                  Notwithstanding the foregoing, any Grantor may become a party hereto by execution and delivery to the Applicable Authorized Representative of an assumption or joinder agreement in accordance with Section 5.16.

SECTION 5.03  Parties in Interest.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First-Lien Secured Parties and the other Second-Lien Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 5.04  Survival of Agreement.  All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 5.05  Counterparts.  This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Agreement by facsimile or electronic transmission (including “.pdf” or “.tif” format) shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 5.06  Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 5.07  Governing Law; Jurisdiction.  This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

SECTION 5.08  Submission to Jurisdiction Waivers; Consent to Service of Process.  Each Collateral Agent and each Authorized Representative, on behalf of itself and the First-Lien Secured Parties of the Series for whom it is acting or on behalf of itself and the Second-Lien Secured Parties of the Series for whom it is acting, irrevocably and unconditionally:

(a)                                 submits for itself and its property in any legal action or proceeding relating to this Agreement, the First-Lien Security Documents and the Second-Lien Security Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York in the County of New York, the federal courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)                                 consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)                                  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Authorized Representative) at the address referred to in Section 5.01;

(d)                                 agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any Secured Party) to sue in any other jurisdiction; and

(e)                                  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.08 any special, exemplary, punitive or consequential damages.

SECTION 5.09  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.09.

SECTION 5.10  Headings.  Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.11  Conflicts.  In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the First-Lien Security Documents or any of the other First-Lien Secured Credit Documents, or any of the Second-Lien Security Documents or any of the other Second-Lien Secured Credit Documents, the provisions of this Agreement shall control.

SECTION 5.12  Provisions Solely to Define Relative Rights.  The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First-Lien Secured Parties and Second-Lien Secured Parties in relation to one another.  None of the Company, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Section 2.07, 2.08, 2.09, 2.12, 2.13 or Article V) is intended to or will amend, waive or otherwise modify the provisions of the Credit Agreement, any Additional First-Lien Documents, the Second-Lien Notes Indenture or any Additional Second-Lien Documents), and none of the Company or any other Grantor may rely on the terms hereof (other than Section 2.07, 2.08, 2.09, 2.12, 2.13 or Article V).  Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the First-Lien Obligations and the Second-Lien Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 5.13  Additional Senior Debt.  To the extent, but only to the extent permitted by the provisions of the Credit Agreement and the Additional First-Lien Documents, the Company may incur Additional First-Lien Obligations.  Any such additional class or series of Additional First-Lien Obligations (the “Senior Class Debt”) may be secured by a Lien and may be Guaranteed by the Grantors on a senior basis, in each case under and pursuant to the relevant Additional First-Lien Documents, if and subject to the condition that the Authorized Representative and Collateral Agent of any such Senior Class Debt (each, a “Senior Class Debt Representative”), acting on behalf of the holders of such Senior Class Debt (such Authorized Representative, Collateral Agent and holders in respect of any Senior Class Debt being referred to as the “Senior Class Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iv) of the immediately succeeding paragraph.

In order for a Senior Class Debt Representative to become a party to this Agreement,

(i)                                     such Senior Class Debt Representative and the applicable Collateral Agent and each Grantor shall have executed and delivered an instrument substantially in the form of Annex II to each Authorized Representative (with such changes as may be reasonably approved by the Applicable Authorized Representative (or each Authorized Representative in case of changes that are materially adverse to the interests of the other Authorized Representative) and such Senior Class Debt Representative) pursuant to which such Senior Class Debt Representative becomes an Authorized Representative and/or Collateral Agent hereunder, and the Senior Class Debt in respect of which such

Senior Class Debt Representative is the Authorized Representative and the related Senior Class Debt Parties become subject hereto and bound hereby;

(ii)                                  the Company shall have (x) delivered to all Authorized Representatives true and complete copies of each of the Additional First-Lien Documents relating to such Senior Class Debt, certified as being true and correct by a Responsible Officer of the Company and (y) identified the obligations to be designated as Additional First-Lien Obligations and the initial aggregate principal amount or face amount thereof;

(iii)                               (x) all filings, recordations and/or amendments or supplements to the First-Lien Security Documents necessary or desirable in the reasonable judgment of the Applicable Authorized Representative to confirm and perfect the Liens securing the relevant obligations relating to such Senior Class Debt shall have been made, executed and/or delivered (or, with respect to any such filings or recordations, acceptable provisions to perform such filings or recordings have been taken in the reasonable judgment of the Applicable Authorized Representative), and (y) all fees and taxes in connection therewith shall have been paid (or acceptable provisions to make such payments have been taken in the reasonable judgment of the Applicable Authorized Representative), subject, in the case of any action referred to in the preceding sub-clause (x) or (y), to any extension of the time permitted for the taking of such action in accordance with the relevant Additional First-Lien Documents; and

(iv)                              the Additional First-Lien Documents, as applicable, relating to such Senior Class Debt shall provide, in a manner reasonably satisfactory to the Applicable Authorized Representative, that each Senior Class Debt Party with respect to such Senior Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Senior Class Debt.

SECTION 5.14  Additional Junior Debt.  To the extent, but only to the extent permitted by the provisions of the Second-Lien Notes Indenture and the Additional Second-Lien Documents, the Company may incur Additional Second-Lien Obligations.  Any such additional class or series of Additional Second-Lien Obligations (the “Junior Class Debt”) may be secured by a Lien and may be Guaranteed by the Grantors on a junior basis, in each case under and pursuant to the relevant Additional Second-Lien Documents, if and subject to the condition that the Authorized Representative and Collateral Agent of any such Junior Class Debt (each, a “Junior Class Debt Representative”), acting on behalf of the holders of such Junior Class Debt (such Authorized Representative, Collateral Agent and holders in respect of any Senior Class Debt being referred to as the “Junior Class Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iv) of the immediately succeeding paragraph.

In order for a Junior Class Debt Representative to become a party to this Agreement,

(i)                                     such Junior Class Debt Representative and the applicable Collateral Agent and each Grantor shall have executed and delivered an instrument substantially in the form of Annex III to each Authorized Representative (with such changes as may be reasonably approved by the Applicable Authorized Representative (or each Authorized

Representative in case of changes that are materially adverse to the interests of the other Authorized Representative) and such Junior Class Debt Representative) pursuant to which such Junior Class Debt Representative becomes an Authorized Representative and/or Collateral Agent hereunder, and the Junior Class Debt in respect of which such Junior Class Debt Representative is the Authorized Representative and the related Junior Class Debt Parties become subject hereto and bound hereby;

(ii)                                  the Company shall have (x) delivered to all Authorized Representatives true and complete copies of each of the Additional Second-Lien Documents relating to such Junior Class Debt, certified as being true and correct by a Responsible Officer of the Company and (y) identified the obligations to be designated as Additional Second-Lien Obligations and the initial aggregate principal amount or face amount thereof;

(iii)                               (x) all filings, recordations and/or amendments or supplements to the Second-Lien Security Documents necessary or desirable in the reasonable judgment of the Applicable Authorized Representative to confirm and perfect the Liens securing the relevant obligations relating to such Junior Class Debt shall have been made, executed and/or delivered (or, with respect to any such filings or recordations, acceptable provisions to perform such filings or recordings have been taken in the reasonable judgment of the Applicable Authorized Representative), and (y) all fees and taxes in connection therewith shall have been paid (or acceptable provisions to make such payments have been taken in the reasonable judgment of the Applicable Authorized Representative), subject, in the case of any action referred to in the preceding sub-clause (x) or (y), to any extension of the time permitted for the taking of such action in accordance with the relevant Additional Second-Lien Documents; and

(iv)                              the Additional Second-Lien Documents, as applicable, relating to such Junior Class Debt shall provide, in a manner reasonably satisfactory to the Applicable Authorized Representative, that each Junior Class Debt Party with respect to such Junior Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Junior Class Debt.

SECTION 5.15  Integration.  This Agreement together with the other First-Lien Secured Credit Documents, the First-Lien Security Documents, the other Second-Lien Secured Credit Documents and the Second-Lien Security Documents represents the agreement of each of the Grantors, the First-Lien Secured Parties and the Second-Lien Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, any Collateral Agent, or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other First-Lien Secured Credit Documents, the First-Lien Security Documents the other Second-Lien Secured Credit Documents or the Second-Lien Security Documents.

SECTION 5.16 Grantors; Additional Grantors.  The Grantors existing on the date hereof hereby covenant and agree to cause each Subsidiary of the Company which becomes a Grantor after the date hereof to contemporaneously become a party hereto by executing and delivering to each Authorized Representative an assumption or joinder agreement in form and substance reasonably satisfactory to the Applicable Authorized Representative (or each Authorized Representative in case of changes that are materially adverse to the interests of the other Authorized Representative).  The parties hereto further agree that, notwithstanding any failure to take the actions required by the immediately preceding sentence, each Person which becomes a Grantor at any time (and any security granted by any such Person) shall be subject to the provisions hereof as fully as if same constituted a Grantor party hereto and had complied with the requirements of the immediately preceding sentence.

Section 5.17                             Initial Additional Authorized Representative and Second-Lien Notes Authorized Representative.  (a) Whenever reference is made in this Agreement to any action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Initial Additional Authorized Representative to any amendment, waiver or other modification of this Agreement to be executed (or not to be executed) by the Initial Additional Authorized Representative or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Initial Additional Authorized Representative, it is understood that in all cases the Initial Additional Authorized Representative shall be acting, giving, withholding, suffering, omitting, making or otherwise undertaking and exercising the same (or shall not be undertaking and exercising the same) as directed in accordance with the Initial Additional First-Lien Notes Indenture and (b) whenever reference is made in this Agreement to any action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Second-Lien Notes Authorized Representative to any amendment, waiver or other modification of this Agreement to be executed (or not to be executed) by the Second-Lien Notes Authorized Representative or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Second-Lien Notes Authorized Representative, it is understood that in all cases the Second-Lien Notes Authorized Representative shall be acting, giving, withholding, suffering, omitting, making or otherwise undertaking and exercising the same (or shall not be undertaking and exercising the same) as directed in accordance with the Second-Lien Notes Indenture.

Section 5.18 Incorporation by Reference.  Notwithstanding anything to the contrary herein, (a) Union Bank as Initial Additional Authorized Representative and Initial Additional Collateral Agent hereunder, is entitled to all the rights, entitlements, privileges, protections and immunities, including, without limitation, the right to indemnification and payment of fees and expenses, granted to Union Bank, as Trustee under the Initial Additional First-Lien Indenture, for any actions taken by it as Initial Additional Authorized Representative under this Agreement and (b) Wilmington Trust as Second-Lien Notes Authorized Representative and Second-Lien Notes Collateral Agent hereunder, is entitled to all the rights, entitlements, privileges, protections and immunities, including, without limitation, the right to indemnification and payment of fees and expenses, granted to Wilmington Trust, as Trustee under the Second-Lien Notes Indenture, for any actions taken by it as Second-Lien Notes Authorized Representative under this Agreement.

Section 5.19 Amendment and Restatement.  Each of the parties hereto agree that this Agreement supersedes in its entirety the Original Intercreditor Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

MORGAN STANLEY SENIOR FUNDING, INC.
as Credit Agreement Collateral Agent

By:	/s/ Robbie Pearson
Name: Robbie Pearson
Title: Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC.
as Authorized Representative for the Credit Agreement Secured Parties

By:	/s/ Robbie Pearson
Name: Robbie Pearson
Title: Authorized Signatory

[Signature Page to Amended and Restated Intercreditor Agreement]

UNION BANK, N.A.,
as First-Lien Collateral Agent

By:	/s/ Enrico (Bobby) Reyes
Name: Enrico (Bobby) Reyes
Title: Vice President

WILMINGTON TRUST, NATINAL ASSOCIATION,
as Second-Lien Collateral Agent

By:	/s/ Timothy P. Mowdy
Name: Timothy P. Mowdy
Title: Administrative Vice President

[Signature Page to Amended and Restated Intercreditor Agreement]

WALTER ENERGY, INC.

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Executive Vice President, General
Counsel and Secretary

WALTER ENERGY HOLDINGS, LLC

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Secretary

BLUE CREEK COAL SALES, INC.

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Secretary

J.W. WALTER, INC.

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Secretary

JIM WALTER RESOURCES, INC.

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Secretary

[Signature Page to Amended and Restated Intercreditor Agreement]

TAFT COAL SALES & ASSOCIATES, INC.

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Secretary

TUSCALOOSA RESOURCES, INC.

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Secretary

WALTER BLACK WARRIOR BASIN LLC

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Secretary

WALTER COKE, INC.

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Secretary

WALTER EXPLORATION & PRODUCTION LLC

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Secretary

[Signature Page to Amended and Restated Intercreditor Agreement]

WALTER LAND COMPANY

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Secretary

WALTER MINERALS, INC.

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Secretary

WALTER NATURAL GAS, LLC

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Secretary

[Signature Page to Amended and Restated Intercreditor Agreement]

ANNEX I

Grantors

1.              Walter Energy, Inc.

2.              Walter Energy Holdings, LLC

3.              Blue Creek Coal Sales, Inc.

4.              J.W. Walter, Inc.

5.              Jim Walter Resources, Inc.

6.              Taft Coal Sales & Associates, Inc.

7.              Tuscaloosa Resources, Inc.

8.              Walter Black Warrior Basin LLC

9.              Walter Coke, Inc.

10.       Walter Exploration & Production LLC

11.       Walter Land Company

12.       Walter Minerals, Inc.

13.       Walter Natural Gas, LLC

ANNEX II

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [       ] dated as of [              ], to the AMENDED AND RESTATED INTERCREDITOR AGREEMENT dated as of March 27, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Walter Energy, Inc., a Delaware corporation (the “Company”), certain subsidiaries of the Company (each a “Grantor”), Morgan Stanley Senior Funding, Inc., as collateral agent for the Credit Agreement Secured Parties (in such capacity, the “Credit Agreement Collateral Agent”), and as Authorized Representative for the Credit Agreement Secured Parties, Union Bank, N.A., as collateral agent for the Initial Additional Secured Parties (in such capacity, the “Initial Additional Collateral Agent”) and as Initial Additional Authorized Representative, Wilmington Trust, National Association, as collateral agent for the Second-Lien Notes Secured Parties (in such capacity, the “Second-Lien Notes Collateral Agent” and together with the Credit Agreement Collateral Agent and Initial Additional Collateral Agent, each, a “Collateral Agent”) and as Second-Lien Notes Authorized Representative, and the additional Collateral Agents and Authorized Representatives from time to time a party thereto.

A.  Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B.  As a condition to the ability of the Company to incur Additional First-Lien Obligations and to secure such Senior Class Debt with the Senior Lien and to have such Senior Class Debt guaranteed by the Grantors on a senior basis, in each case under and pursuant to the First-Lien Security Documents, the Senior Class Debt Representative in respect of such Senior Class Debt is required to become an Authorized Representative and Collateral Agent under, and such Senior Class Debt and the Senior Class Debt Parties in respect thereof are required to become subject to and bound by, the Intercreditor Agreement.  Section 5.13 of the Intercreditor Agreement provides that such Senior Class Debt Representative may become an Authorized Representative and Collateral Agent under, and such Senior Class Debt and such Senior Class Debt Parties may become subject to and bound by, the Intercreditor Agreement, pursuant to the execution and delivery by the Senior Class Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 5.13 of the Intercreditor Agreement.  The undersigned Senior Class Debt Representative with respect to [insert description of new Senior Class Debt] (the “New Representative”) is executing this Representative Supplement in accordance with the requirements of the Intercreditor Agreement and the First-Lien Security Documents.

Accordingly, the New Representative agrees as follows:

SECTION 1.  In accordance with Section 5.13 of the Intercreditor Agreement, the New Representative by its signature below becomes an Authorized Representative and Collateral Agent under, and the related Senior Class Debt and Senior Class Debt Parties become subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as an Authorized Representative and Collateral Agent, and the New Representative, on behalf of itself and such Senior Class Debt Parties, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as an Authorized Representative and Collateral Agent and to the Senior Class Debt Parties that it represents as Additional First-Lien Secured Parties.  Each reference to a “Authorized

1

Representative” and “Collateral Agent” in the Intercreditor Agreement shall be deemed to include the New Representative, as the context may require.  The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2.  The New Representative represents and warrants to the Applicable Authorized Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Additional First-Lien Documents relating to such Senior Class Debt provide that, upon the New Representative’s entry into this Agreement, the Senior Class Debt Parties in respect of such Senior Class Debt will be subject to and bound by the provisions of the Intercreditor Agreement as Additional First-Lien Secured Parties.

SECTION 3.  This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Representative Supplement shall become effective when the Applicable Authorized Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative.  Delivery of an executed signature page to this Representative Supplement by facsimile or other electronic transmission (including in “.pdf” or “.tif” format) shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

SECTION 4.  Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5.  THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.  In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.  All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Intercreditor Agreement.  All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 8.  The Company agrees to reimburse the Applicable Authorized Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the

2

Applicable Authorized Representative, in each case in accordance with the terms and provisions of the First-Lien Secured Credit Documents.

3

IN WITNESS WHEREOF, the New Representative has duly executed this Representative Supplement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as
[ ] for the holders of
[ ],

by
Name:
Title:

Address for notices:

attention of:

Telecopy:

4

Acknowledged by:

MORGAN STANLEY SENIOR FUNDING, INC.,
as Credit Agreement Collateral Agent,

By:
Name:
Title:

UNION BANK , N.A.,
as Initial Additional Collateral Agent,

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Second-Lien Notes Collateral Agent,

By:
Name:
Title:

WALTER ENERGY, INC.,
as Company

By:
Name:
Title:

[ALL OTHER AUTHORIZED REPRESENTATIVES AND COLLATERAL AGENTS PARTIES FROM TIME TO TIME]

By:
Name:
Title:

THE OTHER GRANTORS
LISTED ON SCHEDULE I HERETO,

By:
Name:
Title:

5

Schedule I to the
Supplement to the
Intercreditor Agreement

Grantors

[        ]

ANNEX III

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [       ] dated as of [              ], to the AMENDED AND RESTATED INTERCREDITOR AGREEMENT dated as of March 27, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Walter Energy, Inc., a Delaware corporation (the “Company”), certain subsidiaries of the Company (each a “Grantor”), Morgan Stanley Senior Funding, Inc., as collateral agent for the Credit Agreement Secured Parties (in such capacity, the “Credit Agreement Collateral Agent”), and as Authorized Representative for the Credit Agreement Secured Parties, Union Bank, N.A., as collateral agent for the Initial Additional Secured Parties (in such capacity, the “Initial Additional Collateral Agent”) and as Initial Additional Authorized Representative, Wilmington Trust, National Association, as collateral agent for the Second-Lien Notes Secured Parties (in such capacity, the “Second-Lien Notes Collateral Agent” and together with the Credit Agreement Collateral Agent and Initial Additional Collateral Agent, each, a “Collateral Agent”) and as Second-Lien Notes Authorized Representative, and the additional Collateral Agents and Authorized Representatives from time to time a party thereto.

A.  Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B.  As a condition to the ability of the Company to incur Additional Second-Lien Obligations and to secure such Junior Class Debt with the Junior Lien and to have such Junior Class Debt guaranteed by the Grantors on a junior basis, in each case under and pursuant to the Second-Lien Security Documents, the Junior Class Debt Representative in respect of such Junior Class Debt is required to become an Authorized Representative and Collateral Agent under, and such Junior Class Debt and the Junior Class Debt Parties in respect thereof are required to become subject to and bound by, the Intercreditor Agreement.  Section 5.14 of the Intercreditor Agreement provides that such Junior Class Debt Representative may become an Authorized Representative and Collateral Agent under, and such Junior Class Debt and such Junior Class Debt Parties may become subject to and bound by, the Intercreditor Agreement, pursuant to the execution and delivery by the Junior Class Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 5.14 of the Intercreditor Agreement.  The undersigned Junior Class Debt Representative with respect to [insert description of new Senior Class Debt] (the “New Representative”) is executing this Representative Supplement in accordance with the requirements of the Intercreditor Agreement and the Second-Lien Security Documents.

Accordingly, the New Representative agrees as follows:

SECTION 1.  In accordance with Section 5.14 of the Intercreditor Agreement, the New Representative by its signature below becomes an Authorized Representative and Collateral Agent under, and the related Junior Class Debt and Junior Class Debt Parties become subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as an Authorized Representative and Collateral Agent, and the New Representative, on behalf of itself and such Junior Class Debt Parties, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as an Authorized Representative and Collateral Agent and to the Junior Class Debt Parties that it represents as Additional Second-Lien Secured Parties.  Each reference to a “Authorized

1

Representative” and “Collateral Agent” in the Intercreditor Agreement shall be deemed to include the New Representative, as the context may require.  The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2.  The New Representative represents and warrants to the Applicable Authorized Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Additional Second-Lien Documents relating to such Junior Class Debt provide that, upon the New Representative’s entry into this Agreement, the Junior Class Debt Parties in respect of such Junior Class Debt will be subject to and bound by the provisions of the Intercreditor Agreement as Additional Second-Lien Secured Parties.

SECTION 3.  This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Representative Supplement shall become effective when the Applicable Authorized Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative.  Delivery of an executed signature page to this Representative Supplement by facsimile or other electronic transmission (including in “.pdf” or “.tif” format) shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

SECTION 4.  Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5.  THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.  In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.  All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Intercreditor Agreement.  All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 8.  The Company agrees to reimburse the Applicable Authorized Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the

2

Applicable Authorized Representative, in each case in accordance with the terms and provisions of the Second-Lien Secured Credit Documents.

3

IN WITNESS WHEREOF, the New Representative has duly executed this Representative Supplement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as
[ ] for the holders of
[ ],

by
Name:
Title:

Address for notices:

attention of:

Telecopy:

4

Acknowledged by:

MORGAN STANLEY SENIOR FUNDING, INC.,
as Credit Agreement Collateral Agent,

By:
Name:
Title:

UNION BANK, N.A.,
as Initial Additional Collateral Agent,

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Second-Lien Notes Collateral Agent,

By:
Name:
Title:

WALTER ENERGY, INC.,
as Company

By:
Name:
Title:

[ALL OTHER AUTHORIZED REPRESENTATIVES AND COLLATERAL AGENTS PARTIES FROM TIME TO TIME]

By:
Name:
Title:

THE OTHER GRANTORS
LISTED ON SCHEDULE I HERETO,

By:
Name:
Title:

5

Schedule I to the
Supplement to the
Intercreditor Agreement

Grantors

[        ]